University of Louisville — The Retreat at Louisville

University of Connecticut — The Oaks on The Square

University of Kentucky — Woodland Glen V

EdR COLLEGIATE HOUSING

Supplemental Financial Information Q2

2015

TABLE OF CONTENTS

Q2 2015

Financial Highlights ____ 1
Balance Sheet ____ 2
Operating Results ____ 3
Funds from Operations ____ 5
Community Operating Results ____ 6
Same-Community Expenses by Category ____ 7
Community Operations—Trailing Five Quarters ____ 8
Preleasing Summary ____ 10
Same-Community Preleasing by Region & Distance ____ 11
Top EdR Markets and States by Revenue ____ 12
New Supply & Enrollment–EdR Markets ____ 14
Owned Development Summary ____ 17
Third-Party Development Summary ____ 18
Capital Structure ____ 19
Unsecured Senior Note Covenants ____ 21
Reconciliation of Non-GAAP Measures ____ 22
Community Listing-Owned ____ 23
Investor Relations ____ 24
Definitions ____ 25
Safe Harbor Statement ____ 26

This summer, two on-campus and three off-campus EdR developments will present a grand total of seven communities with 3,676 beds for their respective universities.

- A $55.1 million third-party development at Clarion University of Pennsylvania will add 728 beds when The Suites on Main opens.
- Georgia Heights, just steps from the Arch at the University of Georgia, is a $55.6 million off-campus joint venture project which will add 292 beds and nearly 50,000 square feet of ground floor retail space.
- Three communities—Woodland Glen III, IV and V—continue the successful on-campus transformation at the University of Kentucky. This year's $101.2 million communities will bring 1,610 beds along with 55 active learning spaces.
- The Retreat at Louisville — the first cottage community within walking distance of a major university — is a $45 million investment that will bring 656 beds and loads of amenities to Louisville's off-campus market.
- The $45 million final phase of EdR's successful development adjacent to the University of Connecticut —The Oaks on The Square — will open 390 beds in several buildings that are adding a bustling downtown for this prestigious university.

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended June 30,				Six months ended June 30,
	2015	2014	$ Chg	% Chg	2015	2014	$ Chg	% Chg
Same-community revenue	$44,640	$42,094	$2,546	6.0%	$92,717	$87,093	$5,624	6.5%
Total community revenue	53,734	46,309	7,425	16.0%	114,117	97,020	17,097	17.6%
Total revenue	57,324	50,040	7,284	14.6%	121,453	104,585	16,868	16.1%

Same-community net operating income	26,046	24,137	1,909	7.9%	54,136	50,694	3,442	6.8%
Total community net operating income	30,866	25,334	5,532	21.8%	67,109	53,877	13,232	24.6%
Total operating income (loss)	8,943	(3,651)	12,594	344.9%	22,781	4,661	18,120	388.8%

Net income (loss) attributable to EdR	2,917	(8,808)	11,725	133.1%	9,858	3,258	6,600	202.6%
Per share - basic and diluted	$0.06	$(0.23)	$0.29	126.1%	$0.20	$0.08	$0.12	150.0%

Funds from operations (FFO)	18,767	15,284	3,483	22.8%	$41,863	$32,334	$9,529	29.5%
Per weighted average share/unit (1)	$0.38	$0.39	$(0.01)	(2.6)%	$0.86	$0.83	$0.03	3.6%

Core funds from operations (Core FFO)	20,057	17,258	2,799	16.2%	$44,354	$36,621	$7,733	21.1%
Per weighted average share/unit (1)	$0.41	$0.44	$(0.03)	(6.8)%	$0.91	$0.94	$(0.03)	(3.2)%

FINANCIAL RATIOS:
	6/30/2015		12/31/2014
Debt to gross assets	37.5%		35.1%
Net debt to enterprise value	33.9%		28.1%
Interest coverage ratio (TTM)	5.3x		5.0x
Net debt to EBITDA - Adjusted (TTM)	4.8x		4.9x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

SECOND QUARTER 2015	1

BALANCE SHEET

(Amount in thousands, except share and per share data)	June 30, 2015	December 31, 2014
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,572,254	$1,586,009
Assets under development	214,125	120,702
Cash and cash equivalents	17,082	18,385
Restricted cash	13,088	10,342
Other assets	72,695	76,199
Total assets	$1,889,244	$1,811,637

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$224,689	$249,637
Unsecured revolving credit facility	138,000	24,000
Unsecured term loans	187,500	187,500
Senior unsecured notes	250,000	250,000
Accounts payable and accrued expenses	83,317	76,869
Deferred revenue	11,495	17,301
Total liabilities	895,001	805,307

Commitments and contingencies	—	—
Redeemable noncontrolling interests	12,261	14,512

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 48,350,313 and 47,999,427 shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	483	480
Preferred shares, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,013,878	1,034,683
Accumulated deficit	(32,051)	(41,909)
Accumulated other comprehensive loss	(4,813)	(4,465)
Total EdR stockholders' equity	977,497	988,789
Noncontrolling interest	4,485	3,029
Total equity	981,982	991,818
Total liabilities and equity	$1,889,244	$1,811,637
(1) Amount is net of accumulated depreciation of $240,419 and $210,047, as of June 30, 2015 and December 31, 2014, respectively.

SECOND QUARTER 2015	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended June 30,			Six months ended June 30,
	2015	2014	$ Change	2015	2014	$ Change
Revenues:
Collegiate housing leasing revenue	$53,734	$46,309	$7,425	$114,117	$97,020	$17,097
Third-party development consulting services	444	757	(313)	1,041	1,559	(518)
Third-party management services	780	786	(6)	1,833	1,804	29
Operating expense reimbursements	2,366	2,188	178	4,462	4,202	260
Total revenues	57,324	50,040	7,284	121,453	104,585	16,868
Operating expenses:
Collegiate housing leasing operations	22,868	20,975	1,893	47,008	43,143	3,865
Development and management services	2,507	2,282	225	5,209	4,623	586
General and administrative	1,769	1,677	92	4,239	3,794	445
Development pursuit, acquisition costs and severance	790	307	483	959	308	651
Depreciation and amortization	15,911	14,458	1,453	31,777	28,241	3,536
Ground lease expense	2,170	1,934	236	5,018	3,833	1,185
Loss on impairment of collegiate housing properties	—	9,870	(9,870)	—	11,780	(11,780)
Reimbursable operating expenses	2,366	2,188	178	4,462	4,202	260
Total operating expenses	48,381	53,691	(5,310)	98,672	99,924	(1,252)
Operating income (loss)	8,943	(3,651)	12,594	22,781	4,661	18,120
Nonoperating (income) expenses:
Interest expense	5,451	4,967	484	11,392	10,568	824
Amortization of deferred financing costs	491	514	(23)	1,007	1,017	(10)
Interest income	(67)	(41)	(26)	(105)	(111)	6
Loss on extinguishment of debt	—	—	—	—	649	(649)
Total nonoperating expenses	5,875	5,440	435	12,294	12,123	171
Income (loss) before equity in losses of unconsolidated entities, income taxes and gain on sale of collegiate housing properties	3,068	(9,091)	12,159	10,487	(7,462)	17,949
Equity in losses of unconsolidated entities	(202)	(112)	(90)	(396)	(134)	(262)
Income (loss) before income taxes and gain on sale of collegiate housing properties	2,866	(9,203)	12,069	10,091	(7,596)	17,687
Income tax expense (benefit)	90	(357)	447	168	(312)	480
Income (loss) before gain on sale of collegiate housing properties	2,776	(8,846)	11,622	9,923	(7,284)	17,207
Gain on sale of collegiate housing properties	—	—	—	—	10,902	(10,902)
Net income (loss)	2,776	(8,846)	11,622	9,923	3,618	6,305

SECOND QUARTER 2015	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended June 30,			Six months ended June 30,
	2015	2014	$ Change	2015	2014	$ Change

Less: Net income (loss) attributable to the noncontrolling interests	(141)	(38)	(103)	65	360	(295)
Net income (loss) attributable to Education Realty Trust, Inc.	$2,917	$(8,808)	$11,725	$9,858	$3,258	$6,600

Other comprehensive income (loss):
Gain (loss) on cash flow hedging derivatives	2,091	(2,394)	4,485	(348)	(3,757)	3,409
Comprehensive income (loss)	$5,008	$(11,202)	$16,210	$9,510	$(499)	$10,009

Earnings per share information:
Net income (loss) attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted	$0.06	$(0.23)	$0.29	$0.20	$0.08	$0.12

Weighted average shares of common stock outstanding – basic	48,514	38,886	9,628	48,345	38,611	9,734
Weighted average shares of common stock outstanding – diluted (1)	48,832	38,886	9,946	48,665	38,957	9,708

(1) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Partnership Units.

SECOND QUARTER 2015	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended June 30,			Six months ended June 30,
	2015	2014	$ Change	2015	2014	$ Change
Net income (loss) attributable to EdR	$2,917	$(8,808)	$11,725	$9,858	$3,258	$6,600
Gain on sale of collegiate housing assets	—	—	—	—	(10,902)	10,902
Impairment losses	—	9,870	(9,870)	—	11,780	(11,780)
Real estate related depreciation and amortization	15,517	14,299	1,218	31,040	27,921	3,119
Equity portion of real estate depreciation and amortization on equity investees	423	50	373	843	99	744
Noncontrolling interests	(90)	(127)	37	122	178	(56)
Funds from operations ("FFO") available to stockholders and unitholders	18,767	15,284	3,483	41,863	32,334	9,529
percent change			22.8%			29.5%

FFO adjustments:
Loss on extinguishment of debt	—	—	—	—	649	(649)
Acquisition costs	90	22	68	90	23	67
Severance costs, net of tax	—	285	(285)	—	285	(285)
Straight-line adjustment for ground leases (1)	1,200	1,212	(12)	2,401	2,425	(24)
FFO adjustments	1,290	1,519	(229)	2,491	3,382	(891)

FFO on Participating Developments:(2)
Interest on loan to Participating Development	—	455	(455)	—	905	(905)
FFO on Participating Developments	—	455	(455)	—	905	(905)

Core funds from operations ("Core FFO") available to stockholders and unitholders	$20,057	$17,258	$2,799	$44,354	$36,621	$7,733
percent change			16.2%			21.1%

FFO per weighted average share/unit (3)	$0.38	$0.39	$(0.01)	$0.86	$0.83	$0.03
percent change			(2.6)%			3.6%
Core FFO per weighted average share/unit (3)	$0.41	$0.44	$(0.03)	$0.91	$0.94	$(0.03)
percent change			(6.8)%			(3.2)%

Weighted average shares/units (3)	48,832	39,232	9,600	48,665	38,957	9,708
percent change			24.5%			24.9%

(1)  This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2)  FFO on participating developments in 2014 represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for interest income is based on terms of the loan. In July 2014, our mezzanine investment was repaid in full, ending the Company's participation in the project and any fees and interest. At the same time all previously deferred amounts were recognized in net income.

(3) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

SECOND QUARTER 2015	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	$ Change	% Change	2015	2014	$ Change	% Change
Revenues
Same-communities(1)	$44,640	$42,094	$2,546	6.0%	$92,717	$87,093	$5,624	6.5%
New-communities (2)	8,727	89	8,638	NM	20,666	187	20,479	NM
Sold-communities(3)	—	4,126	(4,126)	NM	—	9,740	(9,740)	NM
CA revenue(4)	367	—	367	NM	734	—	734	NM
Total revenues	53,734	46,309	7,425	16.0%	114,117	97,020	17,097	17.6%

Operating expenses (5)
Same-communities(1)	18,594	17,957	637	3.5%	38,581	36,399	2,182	6.0%
New-communities (2)	3,907	629	3,278	NM	7,693	1,174	6,519	NM
Sold-communities(3)	—	2,389	(2,389)	NM	—	5,570	(5,570)	NM
CA expense(4)	367	—	367	NM	734	—	734	NM
Total operating expenses	22,868	20,975	1,893	9.0%	47,008	43,143	3,865	9.0%

Net operating income
Same-communities(1)	26,046	24,137	1,909	7.9%	54,136	50,694	3,442	6.8%
New-communities (2)	4,820	(540)	5,360	NM	12,973	(987)	13,960	NM
Sold-communities(3)	—	1,737	(1,737)	NM	—	4,170	(4,170)	NM
Total net operating income	$30,866	$25,334	$5,532	21.8%	$67,109	$53,877	$13,232	24.6%

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods. See page 23 of this supplement for a listing of same-communities.

(2) See page 23 of this supplement for a listing of which communities are categorized as new-communities.
(3) Represents operating results from communities sold in 2014. No communities have been sold in 2015.
(4) Represents additional same-community revenue and expenses incurred as a result of the Company changing its community assistant program at the end of 2014. The amounts are shown separately as there is no NOI impact and to clearly show the operating growth in revenue and expenses year over year.

(5) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

SECOND QUARTER 2015	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended June 30, 2015			Three months ended June 30, 2014
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change		% Change
Utilities(1)	$5,471	$237	29%	$5,073	$220	28%	$398		7.8%
On-Site Payroll	3,461	150	19%	3,241	140	18%	220		6.8%
General & Administrative(2)	2,751	119	15%	3,080	133	17%	(329)		(10.7)%
Maintenance & Repairs(3)	1,554	67	8%	1,284	56	7%	270		21.0%
Marketing	765	33	4%	786	34	5%	(21)		(2.7)%
Total Direct Operating Expenses	$14,002	$606	75%	$13,464	$583	75%	$538		4.0%

Real Estate Taxes	4,016	174	22%	3,928	170	22%	88		2.2%
Insurance	576	25	3%	565	24	3%	11		1.9%
Total Fixed Operating Expenses	$4,592	$199	25%	$4,493	$194	25%	$99		2.2%
Total Property Operating Expenses	$18,594	$805	100%	$17,957	$777	100%	$637		3.5%

	Six months ended June 30, 2015			Six months ended June 30, 2014
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change		% Change
Utilities(1)	$11,097	$481	29%	$10,505	$455	29%	$592		5.6%
On-Site Payroll	6,952	301	18%	6,513	282	18%	439		6.7%
General & Administrative(2)	5,893	255	15%	6,124	265	17%	(231)		(3.8)%
Maintenance & Repairs(3)	2,673	116	7%	2,366	103	7%	307		13.0%
Marketing	1,763	76	5%	1,783	77	4%	(20)		(1.1)%
Total Direct Operating Expenses	$28,378	$1,229	74%	$27,291	$1,182	75%	$1,087		4.0%

Real Estate Taxes	9,049	392	23%	7,976	$346	22%	$1,073	(4)	13.5%
Insurance	1,154	50	3%	1,132	49	3%	22		1.9%
Total Fixed Operating Expenses	$10,203	$442	26%	$9,108	$395	25%	$1,095		12.0%
Total Property Operating Expenses	$38,581	$1,671	100%	$36,399	$1,577	100%	$2,182	(4)	6.0%

Same-community beds	23,079

NOTE: Schedule does not include $0.4 million and $0.7 million of expenses for the three months ended June 30, 2015 and the six months ended June 30, 2015, respectively, related to the Company's change in its community assistant program at the end of the prior year. See note 4 on page 6.

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.
(4) During the first quarter of 2015 the Company accrued an additional $0.8 million in real estate taxes relating to the settlement of an assessment dispute with a local school board at one community covering several prior assessment years. Without this charge, real estate taxes would have only increased 3.3% and total operating expenses would have only increased 3.8% over prior year.

SECOND QUARTER 2015	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
2015 Same Communities
Revenue	$42,094	$40,064	$48,669	$48,077	$44,640	$181,450
Operating Expenses	17,957	22,453	18,714	19,987	18,594	79,748
Net Operating Income	$24,137	$17,611	$29,955	$28,090	$26,046	$101,702
Margin	57%	44%	62%	58%	58%	56%
Beds	69,237	69,237	69,237	69,237	69,237	276,948
Occupancy(1)	87.3%	89.2%	96.4%	96.0%	88.6%	92.6%
Net Apartment Rent per Occupied Bed	$645	$583	$689	$678	$673	$657
Other Income per Occupied Bed	52	66	40	45	54	51
Total Revenue per Occupied Bed	$697	$649	$729	$723	$727	$708
Operating Expense per Available Bed	$259	$324	$270	$289	$269	$288

2015 New Communities
Revenue	$89	$4,928	$11,823	$11,939	$8,727	$37,417
Operating Expenses	629	2,180	3,012	3,786	3,907	12,885
Net Operating Income	$(540)	$2,748	$8,811	$8,153	$4,820	$24,532
Margin	(607)%	56%	75%	68%	55%	66%
Beds	120	8,256	13,674	13,674	13,824	49,428
Occupancy(1)	95.0%	95.0%	95.6%	95.0%	63.7%	86.4%
Net Apartment Rent per Occupied Bed	$737	$597	$883	$882	$945	$843
Other Income per Occupied Bed	40	31	22	37	47	33
Total Revenue per Occupied Bed	$777	$628	$905	$919	$992	$876
Operating Expense per Available Bed	$5,243	$264	$220	$277	$283	$261

2015 Sold Communities
Revenue	$4,126	$2,664	$1,153	$—	$—	$3,817
Operating Expenses	2,389	2,287	860	—	—	3,147
Net Operating Income	$1,737	$377	$293	$—	$—	$670
Margin	42%	14%	25%	—%	—%	18%
Beds	9,549	6,383	1,628	—	—	8,011
Occupancy(1)	90.0%	88.5%	89.2%	—%	—%	88.6%
Net Apartment Rent per Occupied Bed	$455	$426	$754	$—	$—	$493
Other Income per Occupied Bed	25	46	40	—	—	45
Total Revenue per Occupied Bed	$480	$472	$794	$—	$—	$538
Operating Expense per Available Bed	$250	$362	$529	$—	$—	$395

SECOND QUARTER 2015	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Other(2)
Revenue	$—	$—	$—	$367	$367	$734
Operating Expenses	—	—	—	367	367	734
Net Operating Income	$—	$—	$—	$—	$—	$—
Margin	—%	—%	—%	—%	—%	—%

2015 Total Communities
Revenue	$46,309	$47,656	$61,645	$60,383	$53,734	$223,418
Operating Expenses	20,975	26,920	22,586	24,140	22,868	96,514
Net Operating Income	$25,334	$20,736	$39,059	$36,243	$30,866	$126,904
Margin	55%	44%	63%	60%	57%	57%
Beds	78,906	83,876	84,539	82,911	83,061	334,387
Occupancy(1)	87.6%	89.8%	96.1%	95.8%	84.5%	91.6%
Net Apartment Rent per Occupied Bed	$621	$572	$721	$716	$712	$681
Other Income per Occupied Bed	49	61	37	44	53	48
Total Revenue per Occupied Bed	$670	$633	$758	$760	$765	$729
Operating Expense per Available Bed	$266	$321	$268	$291	$275	$289

(1) Represents the weighted average physical occupancy for the period presented.
(2) Represents additional same-community revenue and expenses incurred as a result of the Company changing its community assistant program at the end of 2014. The amounts are shown separately as there is no NOI impact and to clearly show the operating growth in revenue and expenses year over year.

SECOND QUARTER 2015	9

PRELEASING SUMMARY

				Preleasing at July 27,
	Design Beds	% of NOI	2014 Opening Occupancy	2015	2014	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	2,906	5.6%	81.6%	74.6%	69.3%	5.3%	2.6%
Prior Year Occupancy 90% to 94.9% (Tier 2)	2,063	7.8%	92.2%	92.2%	88.0%	4.2%	2.1%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,772	16.7%	97.4%	96.6%	93.8%	2.8%	3.6%
Subtotal - Tiers 1 - 3	10,741	30.1%	92.1%	89.8%	86.0%	3.8%
Prior Year Occupancy 98% and Above (Tier 4)	15,996	69.9%	99.7%	97.9%	98.6%	(0.7)%	3.5%
Total Same-Communities (1)	26,737	100.0%	96.6%	94.6%	93.5%	1.1%	3.2%
Total New-Communities (2)	3,557			94.4%
Total Communities	30,294			94.6%

Projected Fall Revenue:
The same-community portfolio is projected to obtain a 3.0% to 3.5% increase in revenue for the upcoming lease term, with net rates up 3.2% and occupancies consistent with the prior year.

NOTE: Leasing update includes 2,982 same-community beds and 1,610 new-community beds to be delivered in 2015 at the University of Kentucky.

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2015/2016 leasing cycle. See page 23 for a listing of communities that are included in the same community bed count for preleasing above.

(2) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities above include the following: (1) our 2014 acquisition of The District on Apache (900 beds) and (2) beds at our 2015 development deliveries - The Oaks on the Square - Phase IV (391 beds), The Retreat at Louisville (656 beds) and Woodland Glen III, IV & V (1,610 beds). Our 2015 acquisition of The Commons on Bridge is excluded since we did not oversee leasing for the 2015/2016 lease year.

SECOND QUARTER 2015	10

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at July 27,
	Design Beds	% of NOI	2014 Opening Occupancy	2015	2014	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	5,811	26.2%	95.0%	95.1%	93.2%	1.9%	3.7%
Midwest	2,636	6.9%	93.6%	85.0%	85.8%	(0.8)%	4.1%
North	3,206	10.7%	99.3%	95.0%	96.8%	(1.8)%	1.9%
South Central	7,076	31.1%	98.8%	98.2%	97.8%	0.4%	3.2%
Southeast	5,681	15.8%	96.1%	94.2%	92.1%	2.1%	2.0%
West	2,327	9.3%	95.4%	94.4%	89.2%	5.2%	4.3%
Total Same-Communities	26,737	100.0%	96.6%	94.6%	93.5%	1.1%	3.2%

Same-Communities - by Distance from Campus
0-0.2 miles	16,292	70.5%	97.9%	97.2%	95.8%	1.4%	3.1%
0.21-0.49 miles	2,144	6.3%	97.1%	92.4%	91.5%	0.9%	3.5%
0.5-0.99 miles	1,004	3.5%	99.1%	87.6%	100.0%	(12.4)%	0.9%
1.0-1.99 miles	5,437	15.3%	92.0%	90.3%	85.0%	5.3%	3.9%
2.0 & > miles	1,860	4.4%	97.9%	91.3%	97.4%	(6.1)%	2.3%
Total Same-Communities	26,737	100.0%	96.6%	94.6%	93.5%	1.1%	3.2%

NOTE: Leasing update includes 2,982 same-community beds and 1,610 new-community beds to be delivered in 2015 at the University of Kentucky.

(1) See definition of regions on page 25.

SECOND QUARTER 2015	11

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 18.2%
University of Kentucky(1) 10.6%
Arizona State University 5.5%
Pennsylvania State University 5.4%
University of Texas at Austin 4.2%
Syracuse University 4.1%
University of Mississippi 4.1%
University of Connecticut 3.9%
Texas Tech University 3.8%
North Carolina State 3.8%
University of Virginia 3.6%
Texas Christian University 3.5%
University of Alabama 3.0%
University of Florida 2.9%
University of Arizona 2.8%
University of Michigan 2.7%
University of Central Florida 2.6%
Florida State University & Florida A&M 2.5%
Florida International University 2.3%
Kent State University 2.3%
East Carolina University 2.1%
Purdue University 2.1%
University of Tennessee 2.0%
Southern Illinois University 2.0%

*The data above is based on revenue for the twelve months ended June 30, 2015 and excludes properties that were sold during the period.
(1) All revenue at the University of Kentucky is from ONE PlanSM assets.

SECOND QUARTER 2015	12

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*
Texas 11.5%
Florida 10.3%
Kentucky 10.6%
Arizona 8.3%
North Carolina 7.1%
Pennsylvania 5.4%
Missouri 4.1%
New York 4.1%
Mississippi 4.1%
Michigan 4.0%
Connecticut 3.9%
Virginia 3.6%
Indiana 3.4%
Oklahoma 3.3%
Georgia 3.2%
Alabama 3.0%
California 2.6%
Ohio 2.3%
Tennessee 2.0%
Illinois 2.0%
Other 1.2%

*The data above is based on revenue for the twelve months ended June 30, 2015 and excludes properties that were sold during the period.

SECOND QUARTER 2015	13

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

New supply growth expected to slow 47% from 2015 to 2016

EdR Market and Revenue Growth

*Enrollment projection represents the 3-year enrollment CAGR through 2014 for our markets.
NOTE: Same-Community Fall Leasing Revenue Growth for 2014 represents actual growth achieved, while 2015 represents the mid-point of our current projections (revenue growth of between 3.0% and 3.5%).

SECOND QUARTER 2015	14

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

Owned Community Projected 2016 New Supply and Demand Information by Region

Region (4)	Owned Beds (3)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2016 New Supply %	Variance
West	3,544	11%	12%	1.5%	0.4%	1.1%
Mid Atlantic	6,824	21%	25%	1.0%	0.9%	0.1%
North	3,206	10%	8%	0.2%	0.9%	(0.7)%
South Central	10,983	33%	37%	2.2%	2.3%	(0.1)%
Southeast	5,681	17%	12%	0.9%	0.2%	0.7%
Midwest	2,636	8%	6%	1.6%	0.6%	1.0%
Total	32,874	100%	100%	1.5%	0.8%	0.7%

Region (4)	Anticipated 2016 Enrollment Growth (2)	2016 Supply Growth	Variance
West	2,900	682	2,218	Anticipated 2016 Enrollment Growth Projected to Exceed 2016 Supply Growth by 29%
Mid Atlantic	2,081	1,947	134
North	1,124	1,536	(412)
South Central	3,288	4,173	(885)
Southeast	1,269	506	763
Midwest	1,548	594	954
Total	12,210	9,438	2,772

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2015 and 2016 developments and the pending acquisition of The Province at Boulder, which is expected to close in the fall of 2015. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) NOI is based on current 2015 forecast net operating income with proforma adjustments for 2015 and 2016 developments and developments or acquisitions that have been operating less than 12 months.
(2) Extrapolated from 2014 enrollment statistics from University Common Data Sets using the previous 3-year enrollment growth percentage.
(3) Total Owned Beds reported herein include Total Communities design beds on page 23 of 27,787 plus (1) 2,657 beds related to the 2015 deliveries at the University of Kentucky (1,610 beds), the University of Connecticut (391 beds), and the University of Louisville (656 beds) (see page 17); (2) 317 beds at the 2015 announced acquisition of The Province at Boulder; and (3) 2,113 beds at our 2016 deliveries at the University of Kentucky (1,141 beds), The Retreat at Blacksburg (622 beds) and the second phase at the Retreat at Oxford (350 beds) (also see page 17).

(4) See definition of regions on page 25.

SECOND QUARTER 2015	15

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

Projected 2016 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	18	47%	19,656	60%	56%
0.1% to 1.0%	7	18%	3,553	11%	9%
1.0% - 3.0%	8	21%	6,323	19%	21%
3.0% - 5.0%	4	11%	2,484	8%	12%
> 5.0%	1	3%	858	2%	2%
Total	38	100%	32,874	100%	100%

University Markets with > 5% Increase in 2016 New Supply

University	New Supply Increase	Pro Forma EdR NOI %
University of Tennessee	6.3%	2.0%

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2015 and 2016 developments and the pending acquisition of The Province at Boulder, which is expected to close in the fall of 2015. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) NOI is based on current 2015 forecast net operating income with proforma adjustments for 2015 and 2016 developments and developments or acquisitions that have been operating less than 12 months.

SECOND QUARTER 2015	16

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

Active Projects	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost		EdR's Share of Development Cost to be Funded
University of Kentucky - Woodland Glen III, IV & V(1)	ONE Plan (2)	1,610	In progress	Summer 2015	$101,172	100%	$101,172		$1,743
University of Georgia - Georgia Heights	Joint Venture (3)	292	In progress	Summer 2015	55,615	50%	27,808	(3)	—	(3)
University of Connecticut - The Oaks on the Square Ph IV	Wholly Owned	391	In progress	Summer 2015	45,000	100%	45,000		12,536
University of Louisville - The Retreat at Louisville	Joint Venture	656	In Progress	Summer 2015	45,000	75%	33,750		3,030
Total - 2015 Deliveries		2,949			$246,787		$207,730		$17,309

University of Kentucky - Limestone Park I & II(1)	ONE Plan (2)	1,141	In progress	Summer 2016	$83,911	100%	$83,911		$61,898
University of Mississippi - The Retreat - Phase II	Wholly Owned	350	In progress	Summer 2016	25,600	100%	25,600		21,242
Virginia Tech - Retreat at Blacksburg - Phase I	Joint Venture	622	Summer 2015	Summer 2016	48,325	75%	36,244		36,244
Total - 2016 Deliveries		2,113			$157,836		$145,755		$119,384

University of Kentucky - University Flats	ONE Plan (2)	771	In progress	Summer 2017	$74,038	100%	$74,038		$73,373
Virginia Tech - Retreat at Blacksburg - Phase II	Joint Venture	207	Summer 2016	Summer 2017	16,108	75%	12,081		12,081
Total - 2017 Deliveries		978			$90,146		$86,119		$85,454

Total Active Projects		6,040			$494,769		$439,604		$222,147

Recently Awarded - 2017 Deliveries	Project Type	Bed Count	Total Project Development Cost
Arkansas State University	ONE Plan (2)
University of Kentucky - Honors College	ONE Plan (2)
Boise State University	ONE Plan (2)
Total Recently Awarded - 2017 Deliveries		1,229	$92,000

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) This project, once complete, will consist of multiple communities.
(2) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(3) This project is not majority owned. As such, it will not be consolidated and we will recognize our portion of profits through equity in earnings on the income statement. Also as a result, the costs to be funded only represent EdR’s remaining required equity contribution.

SECOND QUARTER 2015	17

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Quarter Ended June 30, 2015 (1)	Remaining Fees to Earn
Clarion University of Pennsylvania	728	Spring 2014	Fall 2015	$55,104	$2,092	$931	$776	$385
University of Cal. Berkeley - Bowles Hall	186	Summer 2015	Summer 2016	35,947	1,768	—	19	1,749
East Stroudsburg University - Pennsylvania Ph II	488	Fall 2015	Summer 2017	TBD	TBD	—	—	—
Total	1,402			$91,051	$3,860	$931	$795	$2,134

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

SECOND QUARTER 2015	18

CAPITAL STRUCTURE

as of June 30, 2015			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets		Fixed Rate - Mortgage Debt	$139,027	5.5%	2.6
Debt(1)	799,122	Variable Rate - Mortgage Debt	34,000	2.3%	1.0
Gross Assets(2)	2,129,663	Variable Rate - Construction Debt	50,595	2.2%	2.2
Debt to Gross Assets	37.5%	Fixed Rate - 5 Yr. Unsecured Term Loan (6)	65,000	2.9%	3.5
		Fixed Rate - 7 Yr. Unsecured Term Loan (6)	122,500	3.9%	5.5
Net Debt to Enterprise Value		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	9.4
Net Debt(1)	$782,040	Variable Rate - Unsecured Revolving Credit Facility	138,000	1.4%	3.4
Market Equity (3)	1,526,251	Debt(1) / Weighted Average	$799,122	3.7%	5.3
Enterprise Value	$2,308,291	Less: Cash	17,082
		Net Debt	$782,040
Net Debt to Enterprise Value	33.9%

Interest Coverage (TTM)(4)	5.3x
Net Debt to EBITDA - Adjusted (TTM)(5)	4.8x
Variable Rate Debt to Total Debt	27.9%

(1) Excludes unamortized debt premium of $1.1 million.
(2) Excludes accumulated depreciation of $240 million.
(3) Market equity includes 48,350,313 shares of the Company's common stock and 318,403 units outstanding, which are convertible into common shares, and is calculated using $31.36 per share, the closing price of the Company's common stock on June 30, 2015.

(4) Equals Adjusted EBITDA of $113.5 million divided by interest expense of $21.0 million. See page 22 for reconciliation to Adjusted EBITDA.
(5)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-income producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized debt premium) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

SECOND QUARTER 2015	19

CAPITAL STRUCTURE

Weighted Average Interest Rate of Debt Maturing Each Year (1)
	2016	2017	2018	2019	2020	2021	2022	2023	2024
Fixed Rate Debt	4.2%	5.5%	—%	4.3%	5.7%	3.9%	—%	—%	4.6%
Variable Rate Debt	2.3%	2.2%	1.4%	—%	—%	—%	—%	—%	—%
Total Debt	3.1%	3.7%	1.4%	4.3%	5.7%	3.9%	—%	—%	4.6%

(1) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

SECOND QUARTER 2015	20

UNSECURED SENIOR NOTE COVENANTS

as of June 30, 2015
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	37.6%
Secured Debt to Total Asset Value	≤ 40%	10.5%
Unencumbered Asset Value to Unsecured Debt	> 150%	301.3%
Interest Coverage	> 1.5x	3.76x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA - TTM:
EdR Adjusted EBITDA(2)	$113,487
Pro forma Adjustments - acquisitions & dispositions (1)	1,116
Total Adjusted Pro Forma EBITDA - TTM	$114,603

Pro Forma Interest Expense - TTM:
Interest expense	$21,480
Add back: Capitalized interest	6,113
Pro forma adjustments	2,917
Pro forma interest expense - TTM	$30,510

Interest Coverage	3.76x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 22 for a reconciliation to EdR Adjusted EBITDA.

SECOND QUARTER 2015	21

RECONCILIATION OF NON-GAAP MEASURES

(Amounts in thousands)	Six Months	Plus: Year	Less: Six	Trailing Twelve
	Ended	Ended	Months Ended	Months Ended
Adjusted EBITDA and Pro Forma Adjusted EBITDA:	June 30, 2015	December 31, 2014	June 30, 2014	June 30, 2015
Net income attributable to common shareholders	$9,858	$47,055	$3,258	$53,655
Straight line adjustment for ground leases	2,401	4,835	2,425	4,811
Acquisition costs	90	1,058	23	1,125
Depreciation and amortization	31,777	58,974	28,241	62,510
Loss on impairment of collegiate housing assets	—	12,733	11,780	953
Gain on sale of collegiate housing assets	—	(33,231)	(10,902)	(22,329)
Gain on insurance settlement	—	(8,133)	—	(8,133)
Interest expense	11,392	20,656	10,568	21,480
Amortization of deferred financing costs	1,007	2,156	1,017	2,146
Interest income	(105)	(190)	(111)	(184)
Interest on loan to participating development	—	(6,486)	—	(6,486)
Loss on extinguishment of debt	—	3,543	649	2,894
Income tax expense (benefit)	168	261	(312)	741
Noncontrolling interests	65	599	360	304
Adjusted EBITDA	$56,653	$103,830	$46,996	$113,487
Annualize acquisitions, developments and dispositions(1)	—	—	—	4,023
Pro Forma Adjusted EBITDA	$56,653	$103,830	$46,996	$117,510

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

SECOND QUARTER 2015	22

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Players Club	Florida State University	Jan '05	336	Campus Village	Michigan State University	Oct '12	355
The Commons	Florida State University	Jan '05	732	The Province	Kent State University	Nov '12	596
University Towers	North Carolina State University	Jan '05	889	The Suites at Overton Park	Texas Tech University	Dec '12	465
The Reserve on Perkins	Oklahoma State University	Jan '05	732	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Pointe	Pennsylvania State University	Jan '05	984	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
The Lofts	University of Central Florida	Jan '05	730	3949	Saint Louis University	Aug '13	256
The Reserve at Athens	University of Georgia	Jan '05	612	Central Hall I (ONE Plan)(1)	University of Kentucky	Aug '13	301
The Reserve at Columbia	University of Missouri	Jan '05	676	Central Hall II (ONE Plan)(1)	University of Kentucky	Aug '13	300
Commons at Knoxville	University of Tennessee	Jan '05	708	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
Campus Creek	University of Mississippi	Feb '05	636	Roosevelt Point	Arizona State University- Downtown Phoenix	Aug '13	609
Campus Lodge	University of Florida	Jun '05	1,115	The Retreat at Oxford	University of Mississippi	Aug '13	668
Cape Trails	Southeast Missouri State University	Jan '06	360	The Retreat at State College	Pennsylvania State University	Sept '13	587
Carrollton Crossing	University of West Georgia	Jan '06	336	The Cottages on Lindberg	Purdue University	Sept '13	745
River Pointe	University of West Georgia	Jan '06	504	The Varsity	University of Michigan	Dec '13	416
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768		Total Same-Communities(2)		23,079
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432
GrandMarc at The Corner	University of Virginia	Oct '10	641	The Lotus(2)	University of Colorado, Boulder	Nov '11, Aug '14	235
Wertland Square	University of Virginia	Mar '11	152	605 West(2)	Duke University	Aug '14	384
Jefferson Commons	University of Virginia	Mar '11	82	109 Tower(2)	Florida International University	Aug '14	542
The Berk on College(1)	University of California, Berkeley	May '11	122	The Oaks on the Square- Ph III(2)	University of Connecticut	Aug '14	116
The Berk on Arch(1)	University of California, Berkeley	May '11	43	Champions Court I (ONE Plan)(2)	University of Kentucky	Aug '14	740
University Village Towers	University of California, Riverside	Sept '11	554	Champions Court II (ONE Plan)(2)	University of Kentucky	Aug '14	427
Irish Row	University of Notre Dame	Nov '11	326	Haggin Hall (ONE Plan)(2)	University of Kentucky	Aug '14	396
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	Woodland Glen I (ONE Plan)(1)(2)	University of Kentucky	Aug '14	409
The Reserve on Stinson	University of Oklahoma	Jan '12	612	Woodland Glen II (ONE Plan)(1)(2)	University of Kentucky	Aug '14	409
Campus West (ONE Plan)	Syracuse University	Aug '12	313	The District on Apache(3)	Arizona State University- Tempe	Sept '14	900
East Edge	University of Alabama	Aug '12	774	Commons on Bridge(3)	University of Tennessee	June '15	150
The Province	East Carolina University	Sept '12	728		Total New-Communities		4,708
The District on 5th	University of Arizona	Oct '12	764		Total Owned-Communities		27,787

(1) The Company previously presented this property as part of a larger community. Due to a change in method of identifying individual communities, this property is now referred to as one community.
(2) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2015/2016 leasing purposes, as the Company managed the leasing process for the 2014/2015 lease cycle and is currently managing the leasing process for the 2015/2016 lease cycle. Total same-community beds for leasing purposes is 26,737.

(3) This property is considered new for purposes of leasing, as we did not manage the leasing process for the 2014/2015 lease year.

SECOND QUARTER 2015	23

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
CANACCORD|Genuity	Ryan Meliker	(212) 389-8094	rmeliker@canaccordgenuity.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
RBC Capital Market	Wes Golladay	(440) 715-2650	wes.golladay@rbccm.com
Robert W Baird & Co.	Drew T. Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306	rpetrik@stifel.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

SECOND QUARTER 2015	24

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

SECOND QUARTER 2015	25

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

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